Exhibit 10.1

Amendment 2 to
Worldspan Asset Management Offering Agreement

This Amendment is Amendment 2 to the Asset Management Offering Agreement effective as of July 1, 2002, among Worldspan, L.P. (“Worldspan”), International Business Machines Corporation (“IBM”), and IBM Credit Corporation (“IBM Credit”), Agreement ASVB594, as previously amended, (the “AMO Agreement”). IBM Credit Corporation converted to a limited liability company, named IBM Credit LLC, on January 1, 2003; therefore, all references in the AMO Agreement or this Amendment to the term “IBM Credit” shall mean IBM Credit LLC, which is the successor in interest to all rights and obligations of IBM Credit Corporation.

Each term defined in the AMO Agreement shall have the same meaning in this Amendment unless otherwise provided herein or inconsistent with the content hereof.

The purpose of this Amendment is to replace, modify or add certain terms in the AMO Agreement with the terms specified in this Amendment.

Provided that Worldspan has signed and delivered this Amendment on or before December 26, 2003 and the other Parties have signed and delivered this Amendment on or before December 31, 2003, this Amendment becomes effective on December 31, 2003 and, among other things, extends the Expiration Date of the AMO Agreement from June 30, 2007 to June 30, 2008.

This Amendment may be signed in one or more counterparts, each of which will be deemed to be an original and all of which when taken together will constitute the same agreement.  Any copy of this Amendment made by reliable means is considered an original.

This Amendment does not include, and IBM shall not be obligated to provide hereunder, associated equipment and programs that are not specified or provided for in the AMO Agreement or this Amendment.

The Parties agree that this Amendment, which includes the associated documents attached hereto, is the complete agreement among the Parties with respect to the subject matter hereof and replaces any prior oral and/or written communications between us concerning this subject matter. By signing below, the Parties agree to the terms of this Amendment

Except for the changes specified in this Amendment, all other terms and conditions of the AMO Agreement remain unchanged.  In the event of a conflict between this Amendment and the AMO Agreement, this Amendment will prevail.

The Parties agree that, effective as of December 31, 2003, the AMO Agreement shall be amended as follows:

1.  Monthly Payments.  Exhibit A (Monthly Payments) to the AMO Agreement is replaced in its entirety with the Exhibit A attached as Attachment I to this Amendment.

2.  Revised Capacity Plans.  Exhibit B (Capacity Plan) to the AMO Agreement is replaced in its entirety with the Exhibit B-1 attached as Attachment II to this Amendment and the Exhibit B-2 attached as Attachment III to this Amendment.  Exhibit B-1 specifies that portion of the Base Capacity referred to by the Parties as the Worldspan GDS Application Environment, and Exhibit B-2 specifies that portion of the Base Capacity referred to by the Parties as the Worldspan Non-GDS Application Environment.  Any reference in the AMO Agreement to Exhibit B will be considered a reference to Exhibits B-1 and B-2, collectively.

3.  Current Machines.  Exhibit C (Current Machines) to the AMO Agreement is replaced in its entirety with the Exhibit C attached as Attachment IV to this Amendment.

4.  Reduction/Payment Amounts.   Exhibit D (Reduction/Payment Amounts for Deferred, Deleted, Accelerated, and Additional Capacity) to the AMO Agreement is replaced in its entirety with the Exhibit D attached as Attachment V to this Amendment.

5.  Settlement/Termination Percentages.   Exhibit F (Settlement/Termination Percentages) to the AMO Agreement is amended by adding at the end of both the table in Section I of Schedule F and also the first table in Section II of Exhibit F the following:

07/01/2007	[**]	%
10/01/2007	[**]	%
01/01/2008	[**]	%
04/01/2008	[**]	%

6.  Worldspan Order Letter.   Exhibit G (Worldspan Order Letter) to the AMO Agreement is replaced in its entirety with the Exhibit G attached as Attachment VI to this Amendment.

7.  December 2003 Product Acquisition.  The AMO Agreement is amended by adding as Exhibit L thereto the new Exhibit L (December 2003 Product Acquisition) attached as Attachment VII to this Amendment.

8.  Expiration Date.  The fifth paragraph on the first page of the AMO Agreement is amended by replacing the date “June 30, 2007” with the date “June 30, 2008”.

9.  Cancelled/Superceded Agreements

The second sentence of the first paragraph of Section 1 of the AMO Agreement is amended in its entirety to read as follows:

“The Order Letters issued under this AMO Agreement shall begin with Order Letter 100, and the Order Letters issued under this AMO Agreement after December 31, 2003, shall begin with Order Letter 200.”

10.  Capacity Plan for S/390 Machines in Exhibit B-2

Section 5 of the AMO Agreement is amended as follows:

(a)          The title of Section 5 is changed to “Capacity Plan for S/390 Machines in Exhibit B-2”.

(b)         The first paragraph of Section 5 is replaced in its entirety with the following:

“The essence of this AMO Agreement with respect to the Base Capacity for the Worldspan Non-GDS Application Environment is the Non-GDS Capacity Plan specified in Exhibit B-2 (the “Non-GDS Capacity Plan”, and together with the GDS Capacity Plan specified in Exhibit B-1, the “Plan”).  The Non-GDS Capacity Plan is based on the specific transactions listed in Section A of Exhibit B-2 occurring as described therein.”

(c)          The provisions of Section 5 will apply only to the Machines in the Worldspan Non-GDS Application Environment and accordingly:

(1)          The term “Plan” is replaced every place it appears in Section 5, other than the first paragraph thereof, with the term “Non-GDS Capacity Plan”.

(2)          The term “Exhibit B” is replaced every place it appears in Section 5, other than the first paragraph thereof, with the term “Exhibit B-2”.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

(3)          The phrase “Attachment 1 to” is replaced every place it appears in Section 5, other than the first paragraph thereof, with the phrase “Section A of”.

11.  Capacity Plan for S/390 Machines in Exhibit B-1

The AMO Agreement is amended by adding after Section 5 thereof a new Section 5.1 to read as follows:

“5.1  Capacity Plan for S/390 Machines in Exhibit B-1

The essence of this AMO Agreement with respect to the Base Capacity for the Worldspan GDS Application Environment is the ability of Worldspan to obtain Permanent Upgrades and Temporary Upgrades in accordance with the provisions of this Section.

For the Machines designated on Attachment 1 to Exhibit B -1 as Capacity on Demand Machines, the following terms shall apply:

(1)          The terms and conditions contained in the IBM Customer Agreement Attachment for Customer Initiated Upgrade and IBM eServer On/Off Capacity on Demand (the “On Demand Attachment”) attached as Appendix 2 to Exhibit B-1 apply to all Machines designated as Capacity on Demand Machines.  By executing Amendment 2 to this AMO Agreement, the Parties agree to the terms of the On Demand Attachment.

(2)          Worldspan agrees that the Machines listed on Exhibit B-1 shall initially be configured as described in Exhibit B-1, and Worldspan agrees not to use capacity on such Machines in excess of that described in Exhibit B-1 except as authorized in accordance with the On Demand Attachment.

(3)          All Machines designated on Attachment 1 to Exhibit B-1 as Capacity on Demand Machines are also considered designated as CIU Eligible Machines and TC Eligible Machines for purposes of the On Demand Attachment.  For such Eligible Machines, the Parties agree that, except as otherwise specified in an Order Letter, the additional charges for CIU are as follows:

A)          Permanent Upgrade – co-terminous additions (through the end of the Initial Term (06/30/2008)).

With 30 days prior written notice, and in accordance with the On Demand Attachment, Worldspan can install overtical upgrades on the Base Capacity footprints for the following charges, which shall be prospectively added to the Monthly Payments:

1)              For MIPS ordered in quantities less than 2,000 MIPS, the charge will be $[**] per MIPS per month.

2)              For MIPS ordered in quantities greater than 2,000 MIPS, the charge will be $[**] per MIPS per month.

In addition to the on-going charges noted above, there will be a one-time microcode charge of $[**] for each Permanent Upgrade event.

B)            Temporary Capacity Upgrade

With 30 days prior written notice, and in accordance with the On Demand Attachment, Worldspan can, on a monthly basis, turn on and off engines that are not being used for Base Capacity or that have been turned on under the provisions above for Permanent Capacity for the following charges,

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

which shall be prospectively added to, or subtracted from, the Monthly Payments:

1)              The charge for Temporary Capacity is $[**] per MIPS per month or partial month.

In addition to the charges noted above, there will be a one-time microcode charge of $[**] for each Temporary Capacity upgrade or downgrade event.”

12.  Capacity Management for S/390 Machines in Exhibit B-2

Section 6 of the AMO Agreement is amended as follows:

(a)          The title of Section 6 is changed to “Capacity Management for S/390 Machines in Exhibit B-2”.

(b)         The provisions of Section 6 will apply only to the Machines in the Worldspan Non-GDS Application Environment and accordingly:

(1)          The term “Base Capacity” is replaced every place it appears in Section 6 with the term “Non-GDS Base Capacity”.

(2)          The term “Exhibit B” is replaced every place it appears in Section 6 with the term “Exhibit B-2”.

(3)          The term “Plan” is replaced every place it appears in Section 6 with the term “Non-GDS Capacity Plan”.

(c)          The first sentence of the second paragraph of Section 6 is replaced in its entirety with the following:

“Section 1, Reduction Amounts for Deferred Capacity, Section 2, Reduction Amounts for Deleted Capacity, and Section 3, Payment Amounts for Accelerated Capacity, of Exhibit D will be used to determine any applicable change to the Monthly Payments described in the applicable following Subsections.”

(d)         Subsection A of Section 6 is amended by replacing the phrase “Section 1 of Exhibit D” every place it appears in Subsection A with the phrase “Section 2 of Exhibit D”.

(e)          Subsection C(2) of Section 6 is amended by replacing the phrase “Section 2 of Exhibit A” with the phrase “Section 3 of Exhibit D”.

13.  Capacity Management for S/390 Machines in Exhibit B-1

The AMO Agreement is amended by adding after Section 6 thereof a new Section 6.1 to read as follows:

“6.1  Capacity Management for S/390 Machines in Exhibit B-1

“Section 5.1 above, entitled “Capacity Plan for S/390 Machines in Exhibit B-1”, describes the terms applicable for managing the capacity of the S/390 Machines in the Worldspan GDS Application Environment.”

14.  Additional Capacity

The fourth and all subsequent paragraphs of Section 7 of the AMO Agreement are replaced in their entirety with the following:

“[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

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[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

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15.  Additional Capacity Vertical Upgrades for S/390 Machines in Exhibit B-2

Section 8 of the AMO Agreement is amended as follows:

(a)          The title of Section 8 is changed to “Additional Capacity Vertical Upgrades for S/390 Machines in Exhibit B-2”.

(b)         The provisions of Section 8 will apply only to the Machines in the Worldspan Non-GDS Application Environment and accordingly the first sentence of Section 8 is amended by replacing the phrase “IBM S/390 Machines previously installed” with the phrase “IBM Machines previously installed in the Worldspan Non-GDS Application Environment”.

(c)          The first sentence of the last paragraph of Section 8 is amended by replacing the phrase “Section 3 of Exhibit D” with the phrase “Section 4 of Exhibit D”.

16.  Additional Capacity Vertical Upgrades for S/390 Machines in Exhibit B-1

The AMO Agreement is amended by adding after Section 8 thereof a new Section 8.1 to read as follows:

“8.1  Additional Capacity Vertical Upgrades for S/390 Machines in Exhibit B-1

Section  5.1 above, entitled “Capacity Plan for S/390 Machines in Exhibit B-1”, describes the terms applicable to Vertical Upgrades for the S/390 Machines in the Worldspan GDS Application Environment.”

17.  Maintenance Services

Section 12 of the AMO Agreement is amended as follows:

(a) The first paragraph of Section 12 is replaced in its entirety with the following:

“During the term of this AMO Agreement and for the Monthly Payments specified herein, IBM will provide Maintenance Services for the Machines included in the Base Capacity specified in Exhibit B-1 and in Exhibit B-2 and for the Processors listed in Section I of Exhibit C.  Maintenance Services for each Machine will terminate on the earliest of (i) the date the Machine is removed from production as provided

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

herein, (ii) the Return Date for the Machine, or (iii) June 30, 2008.  Maintenance Services charges are not included for the Storage Machines listed in Section II of Exhibit C.”

(b) There is added at the end of Section 12 a new paragraph to read as follows:

“The Monthly Payment includes the charges for (i) the assignment of a dedicated IBM Availability Manager to provide Worldspan with account support for the period from January 1, 2004 through December 31, 2005, (ii) the provision of SoftwareXcel support for the period from January 1, 2004 through June 30, 2008 based on the Non-GDS Capacity Plan set forth in Exhibit B-2 and 200 user id’s, and (iii) Maintenance Services for up to 10,673 MIPS for IBM 2064 and 2084 Machines acquired as Additional Capacity for the period from July 1, 2007 through June 30, 2008 as replacements for the Machines in Exhibit B-2.  For greater certainty, “replacement” in this context means that an equivalent number of MIPS that are subject to this AMO Agreement must be removed from Maintenance Services.”

18.  Revenue Objectives and Incentives

Section 14 of the AMO Agreement is deleted in its entirety effective as of December 31,2003.  As final reconciliation of the Revenue Attainment Credit provided therein, IBM and Worldspan agree that the Revenue Attainment Credit earned by Worldspan and associated terms under the terms of Section 14 are as follows:

[**].

19.  Defaults and Remedies:

The first paragraph of Subsection B(2) of Section 20 of the AMO Agreement is replaced in its entirety with the following:

“Upon receipt of a written request therefor from IBM Credit, as described above, Worldspan will pay an amount equal to the Settlement Charge, as defined below, and such amount will be due and payable on the date (the “Default Date”) that is thirty (30) days after Worldspan’s receipt of such written request.  Such payment, which includes charges for lease terminations and financing repayments, will be made pursuant to Paragraph 8 of the TLA.”

20.  Termination Option

The first paragraph of Section 21 of the AMO Agreement is replaced in its entirety with the following:

“Subject to payment of the Termination Charge described below, and provided Worldspan is not in Default, Worldspan may, on not less than 120 days’ prior written notice to IBM Credit and effective as of a date (the “Termination Date”) specified in such notice that is on or after the first anniversary of the Effective Date, terminate this AMO Agreement as described in this Section.  Such payment, which includes charges for lease terminations and financing repayments, will be made pursuant to Paragraph 8 of the TLA.”

21.  Tax Matters

The Parties agree that, promptly after the execution of this Amendment, they will mutually review the provisions of Section 28 (Tax Matters) of the AMO Agreement and will negotiate in good faith to agree upon any changes thereto that may be appropriate.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

22.  December 2003 Product Acquisition

The AMO Agreement is amended by adding after Section 30 thereof a new Section 31 to read as follows:

“31.  December 2003 Product Acquisition

Pursuant to Order Letters entered into prior to or contemporaneously with the execution of Amendment 2 to this AMO Agreement, Worldspan has acquired the Products described in Exhibit L (the “December 2003 Products”) for an aggregate purchase price of [**] dollars ($[**]), to be paid to IBM on or before December 31, 2003.  The Monthly Payments payable under this AMO Agreement include charges for Maintenance Services for the Machines included in the December 2003 Products, as set forth in Exhibit A.  Notwithstanding the provisions of Section 4 (Base Capacity) of this AMO Agreement, the December 2003 Products will not be leased or subject to the TLA.”

23.  Adverse Economic Event

The AMO Agreement is amended by adding after new Section 31 thereof a new Section 32 to read as follows:

“32.  Adverse Economic Event

With 30 days prior written notice, Worldspan can reduce the capacity for the Machines in Exhibit B-1 via model downgrades by up to [**] MIPS if and only if Worldspan has a significant decrease in capacity requirements caused by [**].  In the event Worldspan exercises this option, the Monthly Payment for each month following the month in which this option is exercised will be reduced by $[**] for each MIPS by which such capacity is reduced.”

Agreed to:		Agreed to:

Worldspan, L.P.		IBM Credit LLC

By:	/s/ Dale Messick	By:	/s/ Brad P. Graham
Authorized Signature			Authorized Signature

Name (type or print): Dale Messick		Name (type or print): Brad P. Graham

Date: December 24, 2003		Date: December 24, 2003

Agreed to:

International Business Machines Corporation

By:	/s/ John M. Segler
Authorized Signature

Name (type or print): John M. Segler

Date: December 24, 2003

IBM Customer Agreement: JJT-0003
Term Lease Agreement: JJT-0001
AMO Agreement No.: ASVB594

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Attachment I

Exhibit A

Monthly Payments

Time Period	AMO Base Charge		December 2003 Products Maintenance Charge		Monthly Payment

January - June 2004	$	[**]			$	[**]
July - December 2004	$	[**]			$	[**]
January - June 2005	$	[**]	$	[**]	$	[**]
July - December 2005	$	[**]	$	[**]	$	[**]
January - June 2006	$	[**]	$	[**]	$	[**]
July - December 2006	$	[**]	$	[**]	$	[**]
January -June 2007	$	[**]	$	[**]	$	[**]
July - December 2007	$	[**]	$	[**]	$	[**]
January -June 2008	$	[**]	$	[**]	$	[**]

Note 1:          In addition to the Monthly Payment payable for December 2003, the amount of $[**], as the purchase price for the December 2003 Products, is payable to IBM as provided in Section 31 of this AMO Agreement.

Note 2:          Notwithstanding the provisions of Section 2 of this AMO Agreement, the Monthly Payment for each of the first four calendar months of 2004 will be due thirty (30) days after Worldspan’s receipt of IBM’s invoice therefor, but no earlier than thirty (30) days after the first day of the calendar month for which it is payable.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Attachment II

Exhibit B-1

GDS Capacity Plan

A.  Installation Schedule of GDS Equipment

Processor Capacity Additions

IBM will deliver [**] processors as specified below:

Delivery Date	Machine Delivered	Environment	Serial Number of 2064 Removed	Configuration Number	Note
December 2003	[**]	[**]	[**]	1	2,3,4
December 2003	[**]	[**]	[**]	1	2,3,4
December 2003	[**]	[**]	[**]	1	2,3,4
January 2004	[**]	[**]	[**]	1	4
January 2004	[**]	[**]	[**]	1	4
March 2004	[**]	[**]	[**]	1	4
March 2004	[**]	[**]	[**]	1	4
March 2004	[**]	[**]	[**]	1	4

Worldspan agrees that IBM may deliver these Machines either by providing upgrades to existing Machines (MES) where that can be accomplished while still meeting the other requirements of this Capacity Plan, by delivering complete Machines, or by any reasonable combination thereof. In most cases, the upgrade of a Machine will result in the new Machine having a different serial number from the old Machine.

Note 1:          [**].

Note 2:          [**].

Note 3:          [**].

Note 4:          [**].

De-installation Schedule for GDS [**] Machines

The Machines below will be removed from service according to the following schedule:

Workload	System ID	MT/Model	De-installation Date

GDS	A	[**]	1/31/2004
GDS	B	[**]	1/31/2004
GDS	C	[**]	7/1/2004
GDS	D	[**]	7/1/2004
GDS	E	[**]	7/1/2004
GDS	F	[**]	7/1/2004
GDS	G	[**]	7/1/2004
GDS	H	[**]	7/1/2004
GDS	I	[**]	1/31/2004

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

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Configuration for GDS [**] Machines

The configuration of each of the new [**] Machines to be provided by IBM will be as follows:

Configuration 1:

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[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

B. Installation Schedule of [**] Processor

IBM will provide Worldspan with [**].

This Machine is scheduled for installation [**].

IBM will provide Worldspan with a confirming Order Letter for this processor before shipment of the Machine.

Product	Description	Qty
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C. Virtual Tape Servers

IBM will provide [**] Virtual Tape Servers, per the configuration below, to Worldspan.  [**].

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[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

The configuration of the new VTS systems to be provided by IBM will be as follows:

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[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Current Production VTS Equipment to be Returned to IBM

This VTS equipment will be removed from service according to the following schedule:

Machine	Model	Serial Number	De-installation Date
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D. Test Software and the IBM Customer Agreement Attachment for the Trial or Loan of Products

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[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Attachment 1 to Exhibit B-1

Revised GDS Capacity Plan

A.                                    Capacity Plan for GDS Workload by Machine

Time Period	Workload	System ID	From MT/Model	To MT/Model	Return Date

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[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Attachment 2 to Exhibit B-1

Customer Agreement

Attachment for Customer Initiated Upgrade and IBM eServer On/Off Capacity on Demand

These terms modify or are in addition to the IBM Customer Agreement and the IBM International Program License Agreement (“IPLA”) or any equivalent agreements in effect between us. If there is a conflict between the terms of this Attachment and the terms of those agreements, the terms of this Attachment prevail. This Attachment for Customer Initiated Upgrade and IBM eServer On/Off Capacity on Demand (“Attachment”) governs IBM’s provision and your use of this offering. Capitalized terms which are not defined herein shall have the meanings provided in the AMO or the ICA.

1.              Definitions

Customer Initiated Upgrade or CIU	a Permanent Upgrade ordered, downloaded and installed by you via the IBM CIU Facility.

CIU Express

an option that enables quicker delivery of a Permanent Upgrade through a limited license to the Licensed Internal Code (“LIC”) required to enable such Permanent Upgrade, and which may be activated for each CIU Eligible Machine specified in the Asset Management Offering Agreement between you and IBM, as amended (“AMO”) or an applicable Order Letter executed pursuant to such AMO.

Permanent Upgrade

the limited authorization to use certain LIC licensed by IBM to enable the activation of applicable computing resources, such as processors or memory, for a specific CIU Eligible Machine on a permanent basis.

CIU Eligible Machine	a Machine designated in the AMO or an applicable Order Letter as a CIU Eligible Machine.

Temporary Capacity or TC

an option available on certain IBM Machines designated in the AMO or an applicable Order Letter as a TX Eligible Machine that may be enabled for each applicable TC Eligible Machine as indicated on an Order Letter. IBM may also refer to TC as “IBM eServer On/Off Capacity on Demand,” “On/Off Capacity on Demand,” or “On/Off CoD.”

Temporary Capacity Upgrade	the limited authorization to use certain LIC licensed by IBM to enable the activation of applicable computing resources, such as processors, for a specific TC Eligible Machine on a temporary basis.

TC Eligible Machine	a Machine designated in the AMO or an applicable Order Letter as a TC Eligible Machine on which you have installed the CIU Capability Feature and the Temporary Capacity Capability Feature.

CIU Facility	the aggregation of IBM application(s), personnel and business processes which support and are necessary for execution of CIU and Temporary Capacity.

Eligible Machine	a CIU Eligible Machine or TC Eligible Machine, as applicable.

On/Off CoD Software Charges

charges for selected IBM Programs, as specified in the AMO or an applicable Order Letter, running on a TC Eligible Machine(s) that result from the use of the Temporary Capacity of that TC Eligible Machine.

Reporting Period	the period which begins on the second day of a month and ends on the first day of the following month.

Millions of Service Units (MSUs)	units of workload capacity of a TC Eligible Machine

2.              Permanent Upgrades

You represent and warrant that you are the owner of the CIU Eligible Machine for which you are ordering the Permanent Upgrade, or that you have the permission of the owner and any lien holders of the CIU Eligible Machine to install the Permanent Upgrade as described in an Order Letter.

You agree that you are liable for the use of, and responsible for the security of, the primary and secondary end user Resource Link IDs specified in an Order Letter (“CIU ID(s)”).   In addition, you understand and agree that when you download a Permanent Upgrade via the CIU Facility:

1)              IBM will consider it to be a valid order placed by you, and the terms of this Attachment will apply to that Permanent Upgrade;

2)              that Permanent Upgrade will self-install; and

3)              the purchase price for that Permanent Upgrade is the price specified in the AMO or Order Letter or as otherwise reasonably specified by the CIU Facility

You understand that the CIU Facility will notify you when a requested Permanent Upgrade is available for you to download to the CIU Eligible Machine. Included in that notice will be the expiration date for that Permanent Upgrade. Once you have received this notice, you may download the Permanent Upgrade at any time prior to the Permanent Upgrade’s expiration date.

The Date of Installation for a Permanent Upgrade is the business day following the date the Permanent Upgrade is downloaded from the CIU Facility. Standard IBM warranty terms apply to Permanent Upgrades.

A Permanent Upgrade consists solely of a modification to the CIU Eligible Machine’s LIC. Accordingly, no title to a Permanent Upgrade is transferred.

3.              CIU Express

When you select the CIU Express option for any Permanent Upgrade request via the CIU Facility, you agree that the following additional terms apply to that Permanent Upgrade:

1)              upon download and installation of that Permanent Upgrade, IBM grants you only a temporary license to use the Licensed Internal Code enabling such Permanent Upgrade. You may use such Permanent Upgrade only on the CIU Eligible Machine for which such LIC is provided, and only to the extent of the authorization identified via the CIU Facility. Such temporary license does not constitute IBM’s acceptance of your order.

2)              you may not transfer the CIU Eligible Machine on which the Permanent Upgrade is installed during the CIU Order Acceptance Period.

IBM does not represent or warrant that when you select the CIU Express option for a particular Permanent Upgrade order you will receive that Permanent Upgrade within a specified time frame.

CIU Express will be enabled for a CIU Eligible Machine as indicated in an Order Letter. You understand that IBM may, in its reasonable discretion, revoke this capability for your CIU Eligible Machines, upon written notice to you.

4.              Temporary Capacity Upgrade

A request for Temporary Capacity and delivery of a Temporary Capacity Upgrade will be through the CIU Facility and will be subject to the terms of this Attachment.

You represent and warrant, when you download a Temporary Capacity Upgrade, that you are the owner of the TC Eligible Machine on which you will install that Temporary Capacity Upgrade, or that you have the permission of the owner and any lien holders of the TC Eligible Machine to install the Temporary Capacity Upgrade as described in the AMO or an applicable Order Letter.

You agree that you are liable for the use of, and responsible for the security of, the CIU ID(s).   In addition, you understand and agree that when you download a Temporary Capacity Upgrade via the CIU Facility:

1)              IBM will consider it to be a valid order placed by you, and the terms of this Attachment will apply to that Temporary Capacity Upgrade;

2)              that Temporary Capacity Upgrade will self-install; and

3)              the usage price for that Temporary Capacity Upgrade is the price specified in the AMO, an applicable Order Letter or as otherwise reasonably specified by the CIU.

When you request a Temporary Upgrade request via the CIU Facility, you agree that:

1)              upon download and installation of that Temporary Capacity Upgrade, IBM grants you only a temporary license to use the LIC enabling such Temporary Capacity Upgrade. You may use such Temporary Capacity Upgrade only on the TC Eligible Machine for which such LIC is provided, and only to the extent of the authorization identified via the CIU Facility;

2)              you become liable for payment once IBM accepts your Temporary Capacity Upgrade order; and

3)              you may not transfer the TC Eligible Machine on which a Temporary Capacity Upgrade is installed during the Temporary Capacity Upgrade Order Acceptance Period.

You understand and agree that the CIU Facility will notify you when a requested Temporary Capacity Upgrade is available for you to download to the TC Eligible Machine. Included in that notice will be the expiration date for that Temporary Capacity Upgrade. Once you have received this notice, you may download the Temporary Capacity Upgrade at any time prior to the Temporary Capacity Upgrade’s expiration date.

The Date of Installation for a Temporary Capacity Upgrade is the business day following the date the Temporary Capacity Upgrade is downloaded from the CIU Facility.

A Temporary Capacity Upgrade consists solely of a modification to the TC Eligible Machine’s LIC. Accordingly, no title to a Temporary Capacity Upgrade is transferred.

You understand that, unless otherwise stated in writing by IBM, Temporary Capacity is mutually exclusive with IBM’s Capacity Backup Upgrade (“CBU”) offering. Unless documented by IBM otherwise, Temporary Capacity is not supported on a Machine configured with CBU, and CBU is not supported on an Eligible Machine configured with Temporary Capacity.

You understand and agree that you are liable for payment to IBM or your IBM Business Partner, as applicable, of the daily usage charge for the Temporary Capacity Upgrade for any 24-hour period or partial 24-hour period in which a Temporary Capacity Upgrade is downloaded or installed on a TC Eligible Machine regardless of the amount of time in the day that the Temporary Capacity Upgrade is actually activated. This usage charge is based on the largest Temporary Capacity Upgrade downloaded or installed during the given 24-hour period or partial 24-hour period. In addition, you are liable for such usage charges until such time as you remove the Temporary Capacity Upgrade from the TC Eligible Machine and transmit to IBM the TC Eligible Machine’s Vital Product Data indicating that the TC Eligible Machine has been returned to the original configuration it had prior to the activation of the Temporary Capacity Upgrade.

You understand and agree that ordering a Temporary Capacity Upgrade may increase your software charges on the TC Eligible Machine, and depending on the software product and the vendor, such increase may not be pro rated. In addition, you understand that you must abide by all IBM ordering instructions for Temporary Capacity.

Temporary Capacity will be enabled for a TC Eligible Machine as indicated on a Supplement.

5.              On/Off CoD Software Charges

1)              On/Off CoD Software Charges are based on the usage of the Temporary Capacity Upgrade during a contiguous 24-hour period in which the Temporary Capacity Upgrade was installed on a TC Eligible Machine, regardless of the amount of time that the Temporary Capacity Upgrade is actually activated. Programs subject to On/Off CoD Software Charges are licensed under the terms of the IPLA.

2)              The On/Off CoD Software Charges unit is per MSU Day for Value Unit priced products and per Processor Day for Processor priced products.

3)              On/Off CoD Software Charges apply to all IBM Programs eligible for On/Off CoD Software Charges when the Temporary Capacity is activated on a TC Eligible Machine.

4)              If a Temporary Capacity Upgrade is subsequently made permanent during the Reporting Period in which it was activated, there will be no On/Off CoD Software Charge associated with that Temporary Capacity Upgrade during that Reporting Period.

5)              If you have Software Subscription and Support (“S&S”) for Programs with On/Off CoD Software Charges, activation of Temporary Capacity will not result in increased S&S charges.

6)              Programs provided under On/Off CoD Software Charges may not be combined with volume pricing discounts, aggregated charges, no-charge complementary or trial offerings that provide Temporary Capacity capability at no-charge (except for Education Allowance).

7)              On/Off CoD Software Charges do not accrue against One-Time Charges.

8)              You must have a program authorization, acquired at standard One-Time Charge pricing, for each IBM Program with On/Off CoD Software Charges that you run on a TC Eligible Machine.

9)              A Program subject to On/Off CoD Software Charges may be used only on a specific TC Eligible Machine that you specified in the Supplement and may not be moved to another machine.

10)        The effect of activation of Temporary Capacity on Programs not eligible for On/Off CoD Software Charges is as follows:

a.               a One-Time Charge is increased incrementally to the highest level of capacity activated during the Reporting Period.

b.              a recurring charge for a Program that is based on the full capacity of the TC Eligible Machine is increased accordingly for a full month for each Reporting Period.

c.               if subcapacity pricing is in effect, Variable Workload License Charges (VWLC) increase only if usage increases (VWLC for a Program is based on usage).

11)        If you obtain Programs for which On/Off CoD Software Charges apply from your IBM Business Partner, your IBM Business Partner sets the charges and payment terms.

Your Responsibilities

You agree:

1)              to notify IBM or your IBM Business Partner(s), as applicable, when you acquire a Temporary Capacity Capability Feature. Provide the machine type and serial number(s) of the TC Eligible Machine(s) and the Program numbers and descriptions of the IPLA Programs that execute on the TC Eligible Machine(s);

2)              to notify IBM within five business days if you move a Program to or from a TC Eligible Machine or change IPLA Programs authorized for use on a TC Eligible Machine;

3)              if you choose to have your On/Off CoD Software Charges billed by an IBM Business Partner(s), to notify IBM of your selection(s) and the affected IPLA Program number(s) and description(s) by sending an e-mail to the address provided at http://www.ibm.com/zseries/library/swpriceinfo;

4)              that you authorize IBM or your IBM Business Partner, as applicable, to make any resulting billing increase when you download or install a Temporary Capacity Upgrade via the CIU Facility, and that IBM will consider it to be a valid Program order placed by you for all IBM Programs licensed to or running on the TC Eligible Machine. A “blanket” Purchase Order for the year will not be established for On/Off CoD Software Charges or other IBM Program charges and is not required;

5)              to pay the invoice properly submitted by IBM or your IBM Business Partner, as applicable, per the terms of this Attachment, on a monthly basis, or per the terms of the applicable ICA or IPLA for IBM Programs, except to the extent otherwise provided in the AMO or applicable Order Letters. You understand that such billing is based on the TC Eligible Machine’s Vital Product Data that you transmit to IBM. You are liable for On/Off CoD Software Charges until associated Temporary Capacity Upgrade is removed from the TC Eligible Machine. You understand that you will continue to be billed for On/Off CoD Software Charges until such time that you transmit to IBM Vital Product Data indicating that the TC Eligible Machine has been returned to its configuration prior to the activation of the Temporary Capacity Upgrade. You are also liable for other IBM Program charges, as applicable;

6)              to place an order with IBM or your IBM Business Partner, as applicable, for the required On/Off CoD Software Charges if you execute a Program that is priced per processor on a TC Eligible Machine with an Activated Temporary Capacity Upgrade.

6.              Delivery

IBM does not warrant uninterrupted availability of the CIU Facility nor the speed with which the order of the requested Permanent Upgrade or Temporary Capacity Upgrade will be processed and made available for you for download.

7.              Termination

This offering immediately terminates for a specific Eligible Machine upon occurrence of any of the following:

1)              you transfer possession of the Eligible Machine to a third party (for example, you return the Eligible Machine to the leasing company at lease-end);

2)              upon your one month’s written notice to IBM or your IBM Business Partner, as applicable; or

3)              upon IBM’s withdrawal from marketing of any machine type, model or feature required to implement this offering for that Eligible Machine, or upon IBM’s withdrawal of eligibility for Service for Machines for any upgrade required to implement this offering.

No later than one month prior to termination of this offering for an Eligible Machine pursuant to 1) or 2) above, you agree to place an order with IBM or your IBM Business Partner for removal of the CIU Capability Feature and/or the Temporary Capacity Capability Feature from that Eligible Machine. You also agree to give IBM access to the Eligible Machine within a reasonable amount of time so that IBM may remove, if necessary, the CIU Capability Feature and the Temporary Capacity Capability Feature, as applicable, no later than the date of termination of this offering. You understand that this access may require an outage. You further agree that should you fail to place such an order and give IBM access to remove the CIU Capability Feature and/or the Temporary Capacity Capability Feature, if necessary, you remain liable for any additional Permanent Upgrades or Temporary Upgrades downloaded for that Eligible Machine even if it is not within your possession or control.

Either of us may terminate this Attachment if the other does not comply with any of its terms, provided the one who is not complying is given written notice and a reasonable time, not to exceed 30 days, to comply. This offering terminates for all of your Eligible Machines upon: 1) termination of this Attachment; or 2) the filing of any petition or proceeding by you or against you (if not dismissed within 30 days) under any federal or state bankruptcy or insolvency law.

8.              Additional Responsibilities

You agree to the following:

1)              You must have the IBM Remote Support Facility (“RSF”) link installed and active on the Eligible Machine in order to download a requested Upgrade, and each Eligible Machine must connect via RSF and transmit to IBM Machine-specific information including Vital Product Data (VPD) at least once every 14 calendar days.

2)              IBM reserves the right, upon notice to you, to reasonably change the process for CIU or Temporary Capacity. As necessary, you agree to implement (including install, if necessary) such a change on each applicable Eligible Machine in order for CIU or Temporary Capacity, as applicable, to function for that Eligible Machine, provided the change is not unreasonably burdensome, disruptive, or costly to you.

3)              IBM reserves the right, upon notice to you, to reasonably change the process by which authorized use is reported for Programs with On/Off CoD Software Charges. You agree to implement any such change, as necessary, provided the change is not unreasonably burdensome, disruptive, or costly to you.

4)              When an Upgrade is installed on an Eligible Machine, you grant IBM a purchase money security interest in that machine, to secure any amounts that are due or become due under this Attachment. You authorize IBM to file, and you agree to sign upon IBM’s request, applicable financing statements or other documentation to allow IBM to maintain the validity, perfection, enforceability and priority of its security interest.

9.              Built-in-Capacity and LIC

LIC does not include programs and code provided under separate license agreements, including but not limited to open source license agreements. An Eligible Machine may include computing resources or capabilities that are to remain inactive, or the use of which is restricted, until the right to access and use the resources or capabilities is acquired (called “Built-in-Capacity”). Examples of such computing resources and capabilities include but are not limited to processors, memory, storage, processing capacity identified as interactive processing capacity, and/or workload specific resources or capabilities (such as limitations on the use for a specific operating system, programming language or application). If you are the rightful possessor of an Eligible Machine, IBM grants you a license to use the LIC (or any replacement IBM provides) on, or in conjunction with, only the Eligible Machine for which the LIC is provided, and only to the extent of authorizations you have acquired for access to and use of Built-in-Capacity. You agree that if your use of Built-in-Capacity exceeds the authorizations you have acquired for the Eligible Machine, you will be liable to IBM for the full price of permanent, unrestricted use of the Built-in-Capacity at IBM’s current list price.

10.       Circumvention of Technological Measures

Built-in-Capacity, CIU, the CIU Capability Feature, CIU Express, the Temporary Capacity Capability Feature and Temporary Capacity are protected by certain technological measures. You may not circumvent such technological measures, or use a third party or third party product to do so or otherwise access or use unauthorized CIU, Temporary Capacity or Built-in-Capacity. In the event IBM determines that changes are necessary to the technological measures, IBM may provide you with changes to such technological measures. You agree, at IBM’s option, to apply or allow IBM to apply such changes.

In addition, you acknowledge, authorize and agree to the following:  Code or other measures introduced on the Eligible Machine that either circumvents the technological measures designed to prevent unauthorized usage or otherwise enables an unauthorized Upgrade may result in the automatic power down, reduced function and/or disablement of the Eligible Machine. A re-IPL (initial program load) or re-IML (initial microcode load) of the Eligible Machine (or other actions that may be disruptive) may be required to restore such machine’s operation.

Attachment III

Exhibit B-2

Non-GDS Capacity Plan

A.                 Capacity Plan for Non-GDS Systems by Workload and Machine

Time Period	Workload	System ID	From MT/Model	To MT/Model	Net MIP Increase/ (Decrease)	Return Date

1Q4	LTST	U	[**]	[**]	[**]	6/30/2008
	LTST	V	[**]	[**]	[**]	6/30/2008
	DL2	X	[**]	[**]	[**]	6/30/2008

2Q4	LTST	U	[**]	[**]	[**]	6/30/2008
	OS390	1	[**]	[**]	[**]	6/30/2005
	OS390	2	[**]	[**]	[**]	6/30/2008

3Q4	LTST	U	[**]	[**]	[**]	6/30/2008

4Q4	DL2	X	[**]	[**]	[**]	6/30/2008
	OS390	2	[**]	[**]	[**]	6/30/2008

1Q5	LTST	W	[**]	[**]	[**]	6/30/2008

2Q5	DL2	X	[**]	[**]	[**]	6/30/2008

3Q5	LTST	W	[**]	[**]	[**]	6/30/2008
	OS390	1 (1)	[**]	[**]	[**]	6/30/2008

4Q5	LTST	W	[**]	[**]	[**]	6/30/2008
	DL2	Y	[**]	[**]	[**]	6/30/2008

1Q6	LTST	W	[**]	[**]	[**]	6/30/2008
	DL2	Y	[**]	[**]	[**]	6/30/2008

2Q6	LTST	W	[**]	[**]	[**]	6/30/2008
	OSS	Z	[**]	[**]	[**]	6/30/2008
	OSS	ZZ	[**]	[**]	[**]	6/30/2008
	OS390	1	[**]	[**]	[**]	6/30/2008

3Q6	LTST	U	[**]	[**]	[**]	6/30/2008
	LTST	V	[**]	[**]	[**]	6/30/2008
	LTST	W	[**]	[**]	[**]	6/30/2008

4Q6	DL2	Y	[**]	[**]	[**]	6/30/2008
	OS390	1	[**]	[**]	[**]	6/30/2008

1Q7	DL2	Y	[**]	[**]	[**]	6/30/2008

2Q7	DL2	Y	[**]	[**]	[**]	6/30/2008
	OS390	1	[**]	[**]	[**]	6/30/2008

Note 1: 2064 Serial Number 48302 (System A), replaces 9672 Serial Number 51598 (OS390-1)

[**].

B.                 Configurations of Additional Footprints

9672-R36 System for Installation in LTST Environment

Product	Description	Quantity
9672-R36	S/390 G5 ENTERPRISE SERVER	1
0012	CEC AIRFLOW R1/2/3 MDLS	47
0023	TOKEN/RING ADAPTER (W/#0041)	1
0024	ETHERNET	1
0029	CHANNEL DRIVER CD	18
0034	GPCMCIA ADAPTER	2
0037	SERVICE ELEMENT TOKEN-RING	2
0047	DVD/HMC	1
0058	CEC CAGE	1
0071	ALTERNATE SUPPORT ELEMENT	1
0073	HMC CONSOLE	1
0800	CRYPTO HARDWARE	1
0905	R36-3-WAY PROCESSOR	1
1995	CONTROL FOR PLAN AHEAD	2
1999	CONCURRENT CONDITIONING	1
2020	I/O EXPANSION CAGE	3
2313	ESCON CHANNEL CD	24
2339	FIBB CARD-SINGLE WIDE	9
2350	OSA-EXPRESS GBE SX	2
3020	ADDITIONAL FRAME	1
6090	SML CONSOLE DISPLAY	1
6152	ETR DUAL PORT	1
7020	2.0 GB MEMORY	1
7990	MAXIMUM CP (12PU) MODULE	1
8887	4.8 US, NON-CHI R2/3 CO2/3	1
9930	NORTHERN HEMISPHERE	1
9962	MCM SERVICE TOOL KIT	1

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Attachment IV

Exhibit C

Current Machines

I.                      Processors

Contract System ID	Machine Type and Model	Serial Number	Environment	Return Date
A	2064-115	48302	GDS	6/30/2008 (1)
B	2064-115	51586	GDS	6/30/2005
C	2064-115	51727	GDS	9/30/2005
D	2064-115	51728	GDS	12/31/2005
E	2064-115	50220	GDS	12/31/2005
F	2064-115	51599	GDS	3/31/2006
G	2064-115	51600	GDS	6/30/2007
H	2064-115	51585	GDS	6/30/2007
I	2064-112	240DA	GDS	6/30/2007
O	9672-R46	51009	Deltamatic	6/30/2008
P	9672-R46	51010	Deltamatic	6/30/2008
Q	9672-R36	51090	Deltamatic	6/30/2008
R	9672-R36	51092	Deltamatic	6/30/2008
S	9672-R46	1227A	Deltamatic	6/30/2008
T	9672-R46	1227B	Deltamatic	6/30/2008
U	9672-R66	10C3E	LTST (74)	6/30/2008
V	9672-R96	10C41	LTST (73)	6/30/2008
X	9672-R46	11F46	DL2	6/30/2008
OS390-1	9672-XX7	51598	OS390	6/30/2005
OS390-2	9672-R66	10FA0	OS390	6/30/2008
CF1	9672-R06	10F9F	OS390	6/30/2008
DL1	9672-R36	10A6D	Delta VM/Northwest OV	6/30/2008
Z	9672-R16	211BA	OSS	6/30/2008
ZZ	9762-R16	211CA	OSS	6/30/2008
Delta DR (2)	9672-R36	1A7DA	Delta DR	12/31/2005
Delta DR (2)	9672-R36	1A7FA	Delta DR	12/31/2005

Note 1: 2064 Serial Number 48302 (A), replaces 9672 Serial Number 51598 (OS390-1).

Note 2: These Machines include maintenance only through the end of the Initial Term as shown.

II.                  Storage

Machine	Model	Serial Number	Return Date
2105	F20	14517	05/31/2005
2105	F20	14558	05/31/2005
2105	F20	16022	05/31/2005
3494	HA1	627	06/30/2008
3494	HA1	866	06/30/2008
3494	HA1	1136	06/30/2008
3494	HA1	1158	06/30/2008
3494	L14	14643	06/30/2008
3494	L14	15482	06/30/2008
3494	L14	16431	06/30/2008
3494	L14	16449	06/30/2008
3494	D12	29210	06/30/2008
3494	D12	29211	06/30/2008

Machine	Model	Serial Number	Return Date
3494	D14	29212	06/30/2008
3494	D12	29399	06/30/2008
3494	D14	31604	06/30/2008
3494	D14	33365	06/30/2008
3494	D14	33676	06/30/2008
3494	D12	33718	06/30/2008
3494	D14	33743	06/30/2008
3494	D14	34030	06/30/2008
3494	D14	34124	06/30/2008
3494	D12	34125	06/30/2008
3494	D12	34174	06/30/2008
3494	D14	34238	06/30/2008
3494	D14	34241	06/30/2008
3494	D14	34242	06/30/2008
3494	D14	34243	06/30/2008
3494	S10	44435	06/30/2008
3494	B18	70456	06/30/2008
3494	B18	71200	06/30/2008
3494	B18	71415	06/30/2008
3590	E1A	A6518	06/30/2008
3590	E1A	A6532	06/30/2008
3590	E1A	A6634	06/30/2008
3590	E1A	A6637	06/30/2008
3590	E1A	A6652	06/30/2008
3590	E1A	A6654	06/30/2008
3590	E1A	E8504	06/30/2008
3590	E1A	E8623	06/30/2008
3590	E1A	E8851	06/30/2008
3590	E1A	E8869	06/30/2008
3590	E1A	E8900	06/30/2008
3590	E1A	E8910	06/30/2008
3590	E1A	F1978	06/30/2008
3590	E1A	F1979	06/30/2008
3590	E1A	F1984	06/30/2008
3590	E1A	F2430	06/30/2008
3590	E1A	F2435	06/30/2008
3590	E1A	F2437	06/30/2008
3590	E1A	F2608	06/30/2008
3590	E1A	F2796	06/30/2008
3590	E1A	F2805	06/30/2008
3590	E1A	F2897	06/30/2008
3590	E1A	F3004	06/30/2008
3590	E1A	F3011	06/30/2008
3590	E1A	F3046	06/30/2008
3590	E1A	F3088	06/30/2008
3590	A50	43103	06/30/2008
3590	A50	43104	06/30/2008
3590	A50	43105	06/30/2008
3590	A50	43106	06/30/2008
3590	A50	43124	06/30/2008
3590	A50	43201	06/30/2008
3590	A50	43202	06/30/2008

Machine	Model	Serial Number	Return Date
3590	A50	43204	06/30/2008
3590	E1A	52139	06/30/2008
3590	E1A	54039	06/30/2008
3590	E1A	54040	06/30/2008
3590	E1A	54044	06/30/2008
3590	E1A	54046	06/30/2008
3590	E1A	54064	06/30/2008
3590	E1A	54090	06/30/2008
3590	E1A	54093	06/30/2008
3590	E1A	54102	06/30/2008
3590	E1A	54107	06/30/2008
3590	E1A	54113	06/30/2008
3590	E1A	54114	06/30/2008
3590	E1A	54127	06/30/2008
3590	E1A	54133	06/30/2008
3590	E1A	54150	06/30/2008
3590	E1A	54180	06/30/2008

Note 1:          No maintenance for these Storage devices is included in this AMO Agreement.  Maintenance for these Storage devices will be provided pursuant to any arrangements for such maintenance that Worldspan may have with IBM or other providers as of the Effective Date or may establish thereafter.

Note 2:          Some of the tape equipment shown above will be removed from service in accordance with Section C (Virtual Tape Servers) of Exhibit B-1 above.

Attachment V

Exhibit D

Reduction/Payment Amounts for Deferred, Deleted,
Accelerated, and Additional Capacity

1.                                      Reduction Amounts for Deferred Capacity

A.                                    9672 G5 Systems – All Environments

Quarter		$ / MIP
1Q2004	$	[**]
2Q2004	$	[**]
3Q2004	$	[**]
4Q2004	$	[**]
1Q2005	$	[**]
2Q2005	$	[**]
3Q2005	$	[**]
4Q2005	$	[**]
1Q2006	$	[**]
2Q2006	$	[**]
3Q2006	$	[**]
4Q2006	$	[**]
1Q2007	$	[**]
2Q2007	$	[**]

B.                                    9672 G6 Systems – All Environments

Quarter		$ / MIP
1Q2004	$	[**]
2Q2004	$	[**]
3Q2004	$	[**]
4Q2004	$	[**]
1Q2005	$	[**]
2Q2005	$	[**]
3Q2005	$	[**]
4Q2005	$	[**]
1Q2006	$	[**]
2Q2006	$	[**]
3Q2006	$	[**]
4Q2006	$	[**]
1Q2007	$	[**]
2Q2007	$	[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

2.                                      Reduction Amounts for Deleted Capacity

A.                                    9672 G5 Systems – All Environments

Quarter		$ / MIP
1Q2004	$	[**]
2Q2004	$	[**]
3Q2004	$	[**]
4Q2004	$	[**]
1Q2005	$	[**]
2Q2005	$	[**]
3Q2005	$	[**]
4Q2005	$	[**]
1Q2006	$	[**]
2Q2006	$	[**]
3Q2006	$	[**]
4Q2006	$	[**]
1Q2007	$	[**]
2Q2007	$	[**]

B.                                    9672 G6 Systems – All Environments

Quarter		$ / MIP
1Q2004	$	[**]
2Q2004	$	[**]
3Q2004	$	[**]
4Q2004	$	[**]
1Q2005	$	[**]
2Q2005	$	[**]
3Q2005	$	[**]
4Q2005	$	[**]
1Q2006	$	[**]
2Q2006	$	[**]
3Q2006	$	[**]
4Q2006	$	[**]
1Q2007	$	[**]
2Q2007	$	[**]

3.                                      Payment Amounts for Accelerated Capacity

The following table sets forth a Not to Exceed payment amount for the acceleration of Base Capacity that has not previously been enabled:

Months Accelerated	Payment Amount per MIP per Month Accelerated
1 to 3	$	[**]
4 to 6	$	[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

4.                                      Payment Amounts for Additional Capacity Vertical Upgrades

The payment amounts set forth in the following tables are Not to Exceed amounts applicable to Additional Capacity added to existing Machines (Vertical Upgrades) and are for MIPS only (no additional features included). Any software would be provided pursuant to other agreements between IBM and Worldspan.  These payment amounts are expressed as dollars per MIP per month for the remaining term of the applicable Machine.

A.                                    9672 Generation 5 (RN6 Models) – Non-Turbo Models – All Environments

Quarter		$ / MIP
1Q2004	$	[**]
2Q2004	$	[**]
3Q2004	$	[**]
4Q2004	$	[**]
1Q2005	$	[**]
2Q2005	$	[**]
3Q2005	$	[**]
4Q2005	$	[**]
1Q2006	$	[**]
2Q2006	$	[**]
3Q2006	$	[**]
4Q2006	$	[**]
1Q2007	$	[**]
2Q2007	$	[**]

B.                                    9672 Generation 6 (XN7 Models) – Non-Turbo Models – All Environments

Quarter		$ / MIP
1Q2004	$	[**]
2Q2004	$	[**]
3Q2004	$	[**]
4Q2004	$	[**]
1Q2005	$	[**]
2Q2005	$	[**]
3Q2005	$	[**]
4Q2005	$	[**]
1Q2006	$	[**]
2Q2006	$	[**]
3Q2006	$	[**]
4Q2006	$	[**]
1Q2007	$	[**]
2Q2007	$	[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Attachment VI

Exhibit G

Worldspan Order Letter

Date:

IBM Corporation

13800 Diplomat Drive

Dallas, TX  75234

Attention:  Order Letter Administrator

Subject:  Asset Management Offering Agreement, effective as of July 1, 2002, among IBM, IBM Credit and Worldspan; AMO Agreement No. ASVB594, as amended.

Order Letter Number:

Worldspan hereby orders and, if applicable, leases or finances from IBM Credit, the Machines, Programs and/or Services listed below in accordance with the terms of the subject AMO Agreement.

(Worldspan hereby terminates the Machines, Programs and/or Services listed below in accordance with the terms of the subject AMO Agreement.)

Customer Number:

Installed at Address:

Product Type, Model/Feature, Description:

Plant Order or MES Number:

Serial Number:

Customer Requested Arrival Date:

Estimated Date of Installation:

Return Date:

TLA Option:

IBM Credit Supplement #:

Charges:               The Monthly Payments under the AMO Agreement will be increased (decreased) $XXXXX.XX per month for XX months effective from XX/XX/XX through XX/XX/XX to include the addition (termination) of these Machines, Programs and/or Services.

(In addition, the Monthly Payments under the AMO Agreement will be increased (decreased) $YYYYY.YY per month for YY months effective from YY/YY/YY through YY/YY/YY to include the addition (termination) of maintenance for these Machines and/or Programs.)

Contractual Basis for Charges:

Additional Settlement/Termination Percentages:                                 If applicable, the Additional Settlement/Termination Percentages for these Machines are as follows:

Settlement/Termination Date	Additional Settlement/Termination Percentage
04/01/2004	AA.A%
07/01/2004	BB.B%
10/01/2004	CC.C%
01/01/2005	DD.D%
04/01/2005	EE.E%
07/01/2005	FF.F%
10/01/2005	GG.G%
01/01/2006	HH.H%
04/01/2006	II.I%
07/01/2006	JJ.J%
10/01/2006	KK.K%
01/01/2007	LL.L%
04/01/2007	MM.M%
07/01/2007	NN.N%
10/01/2007	OO.O%
01/01/2008	PP.P%
04/01/2008	QQ.Q%

Worldspan authorizes IBM or IBM Credit to fill in serial numbers for the Machines listed in this Order Letter.

The transactions included in this Order Letter may contain a combination of recurring charges (such as for Monthly License Charge Software and Maintenance Services) and Equipment leasing and non-Equipment financing. For leasing and financing transactions, the following TLA Options describe the type of transaction.

TLA Options (Summary details available upon request):

B	-	Lease for Machine with fair market value end-of-lease options and Lessor is the owner for tax purposes.
B+	-	Lease for Machine with fair market value end-of-lease options.
B$	-	Lease for Machine with one dollar end-of-lease purchase option and Lessor assumes for tax purposes that Lessee is the owner.
B’	-	Lease for Machine with prestated end-of-lease options and Lessor assumes for tax purposes that Lessee is the owner.
L	-	Lease for used Equipment supplied by Lessor
S	-	Loan for IBM Financed Items.
T	-	Loan for non-IBM Financed Items.

The Parties agree that:

1.               This letter shall serve as a Transaction Document to the ICA (as defined in the AMO Agreement) and/or an Exhibit to the TLA (as defined in the AMO Agreement).

2.               Reproductions of this fully executed letter by reliable means will be considered equivalent to an original hereof.

3.               For personal computing equipment, including personal computer-based servers, the effective date for changes to the Monthly Payment shall be the date noted on this Order Letter, and the Rent Commencement Date shall be the date supplied by IBM Credit on the COA unless otherwise noted on this Order Letter.

4.               Neither IBM nor IBM Credit make any representation whatsoever regarding the accounting treatment applicable to charges for the transactions under this Order Letter.

5.               With respect to any Machine ordered in this Order Letter, Worldspan agrees to (i) allow installation of any changes, additions, and/or capacity monitoring hardware or software on the Machine, as reasonably required by the manufacturer to monitor the Machine capacity, and (ii) comply with any other terms agreed to between Worldspan and the Machine manufacturer, including, but not limited to, those that relate to Machine capacity.

6.               Unless otherwise agreed to in writing by the Parties and prior to the return to IBM Credit of any Machine ordered in this Order Letter, Worldspan is responsible for removing all information and data, including, but not limited to, programs not licensed to that specific Machine.  IBM Credit has no obligation to remove Worldspan’s or any other party’s information from the Machine.

By signing below, Worldspan confirms that its correct legal name is “Worldspan, L.P.” and that its state of organization is Delaware.

Agreed to:
Worldspan, L.P.	Customer No.: 9885094

State of Organization: Delaware
By:
Authorized Signature	AMO Agreement No.: ASVB594

Name (type or print)	IBM Customer Agreement No.: JJT-0003

Date:	Term Lease Agreement No.: JJT-0001

Agreed to:	Agreed to:
International Business Machines Corporation	IBM Credit LLC

By:	By:
Authorized Signature	Authorized Signature

Name (type or print)	Name (type or print)

Date:	Date:

Attachment VII

Exhibit L

December 2003 Product Acquisition

1.                                      Delivery of December 2003 Products.

IBM will deliver the December 2003 Products as specified below:

Delivery Date	Machine Delivered	Environment	Serial Number	Configuration Number	Qty
December 2003	[**]	[**]	[**]	[**]	[**]
December 2003	[**]	[**]	[**]	[**]	[**]
December 2003	[**]	[**]	[**]	[**]	[**]
December 2003	[**]	[**]	[**]	[**]	[**]
December 2003	[**]	[**]	[**]	[**]	[**]
December 2003	[**]	[**]	[**]	[**]	[**]
December 2003	[**]	[**]	[**]	[**]	[**]
December 2003	[**]	[**]	[**]	[**]	[**]

Product	Configuration Number (Quantity)	Purchase Price	Monthly Maintenance Charge	Warranty End Date
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]

[**]

[**]

[**]

[**]

[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

2.                                      Configuration of December 2003 Products

The configuration of the Machines included in the December 2003 Products will be as follows:

[**]

Product	Description	Qty
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**]

Product	Description	Qty
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

Product	Description	Qty
[**]	[**]	[**]

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**]

Product	Description	Qty
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**]

Product	Description	Qty
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

Product	Description	Qty
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**]

Product	Description	Qty
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

Product	Description	Qty
[**]	[**]	[**]

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**]

Product	Description	Qty
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**]

Product	Description	Qty
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

Product	Description	Qty
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**]

Product	Description	Qty
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

Product	Description	Qty
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

Attachment 1 to Exhibit L

Rational Software Special Offer

The use of the Passport Advantage Programs under this Special Offer is subject to and will be governed by the terms and conditions of the IBM International Passport Advantage Agreement # 68804 dated September 30, 2000 (“IPAA”) and the IBM International Program License Agreement (“IPLA”) between International Business Machines Corporation (“IBM”) and Worldspan, L.P. (“you”).

1.                   Authorized Use of Programs

IBM authorizes you to use the Programs listed below solely for your internal use up to the quantity assigned to each Program. If your actual usage of any of the Programs has exceeded the specified maximum level of authorized use, IBM will invoice you separately for such excess at then current prices applicable to you.

Table 1

Part #	Description	Qty	Unit Exchange Price
[**]	[**]	[**]	$	[**]
[**]	[**]	[**]	$	[**]
[**]	[**]	[**]	$	[**]
[**]	[**]	[**]	$	[**]
[**]	[**]	[**]	$	[**]
[**]	[**]	[**]	$	[**]
[**]	[**]	[**]	$	[**]
[**]	[**]	[**]	$	[**]
[**]	[**]	[**]	$	[**]
[**]	[**]	[**]	$	[**]
[**]	[**]	[**]	$	[**]
[**]	[**]	[**]	$	[**]
[**]	[**]	[**]	$	[**]
[**]	[**]	[**]	$	[**]
[**]	[**]	[**]	$	[**]
[**]	[**]	[**]	$	[**]
[**]	[**]	[**]	$	[**]

2.                   One-Time Charge

You agree to pay IBM a one-time charge of $[**] for the authorized use of the Rational Programs.

3.                   Special Terms

a)  Program Substitution.  Section 1 of this Special Offer sets forth the maximum allowable quantities you may use for each Program.  In the event that you elect not to use up to the maximum quantities allowed for any Program set forth in Table 1, you may apply the aggregate value of the unused quantities of that Program towards other Programs listed in Table 1, provided the aggregate value for Programs in use does not exceed $[**].

Substitution is authorized under the following conditions:

1)                   Substitution must occur, if at all, within 24 months of this Special Offer’s execution;

2)                   You must provide IBM with written notice of your intent to substitute;

3)                   You understand that once quantities of a Program have been placed into use, those quantities are no longer eligible for substitution;

b)                  Redundant License Keys.  A second set of license keys for ClearCase and ClearQuest shall only be deployed for system failure backup purposes, or for the specific purpose of load testing for non-production purposes with ClearCase and ClearQuest.

Worldspan will provide the following in order to implement receipt of the additional license keys:  product name and number, P.O. number for original licenses, host ID for original licenses, host ID for redundant licenses, quantity, contact information, including name, phone number and address.

c)                   Other.  You may purchase additional one-year part numbers for IBM Maintenance for the Programs listed above (i) during calendar year 2004, at your then current Passport Advantage entitlement price, minus [**]% thereof, and (ii) during each calendar year (or portion thereof) during the period from January 1, 2005 though June 30, 2008, at a price equal to the lower of (x) your then current Passport Advantage entitlement price, minus [**]% thereof, and (y) your price for the previous calendar year, plus [**]% thereof.

4.                   General Terms

a.                    This Special Offer is valid and effective upon full execution if executed on or before December 31, 2003.

b.                   Both of us agree that the terms of this Special Offer are confidential and will not be disclosed unless agreed to in writing or unless required by law.

c.                    This Special Offer may not be combined with any allowance, discount, or other offering available for use of these Programs, unless specifically agreed to in writing by IBM.

d.                   Capitalized terms that are not defined in this Special Offer are defined in the IPAA or the IPLA.

e.                    Once this Special Offer is executed, unless prohibited by applicable law or specified otherwise, any reproduction of this Special Offer made by reliable means (for example, photocopy or facsimile) is considered an original and all offerings under this Special Offer are subject to it.

This Special Offer, the IPAA and the IPLA comprise the entire agreement between the parties and supercede all previous agreements and other communications between both of us regarding this transaction.  In the event of a conflict between the terms of this Special Offer and the terms of the IPAA or the IPLA, the terms of this Special Offer shall prevail.

[**] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Commission.

By signing below, both of us agree to the terms of this Special Offer.

Agreed to:	Agreed to:

Worldspan, LP	International Business Machines Corporation
300 Galleria Parkway, N.W. Atlanta, GA 30339	4111 Northside Parkway Atlanta, GA 30341

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

IBM Customer No.: 9905916